Events After the Reporting Period	6 Months Ended
Jun. 30, 2024
Events After the Reporting Period [Abstract]
Events after the Reporting Period

8. Events after the Reporting Period

Public offering

On September 17, 2024 we raised $4.0 million through the public offering of 5,555,556 common shares (or pre-funded warrants) accompanied by Series A-1 common warrants to purchase up to 5,555,556 common shares and Series A-2 common warrants to purchase up to 5,555,556 common shares, at a combined public offering price of $0.72 per share (or per pre-funded warrant in lieu thereof). The Series A-1 common warrants have an exercise price of $0.72 per share, are immediately exercisable upon issuance and will expire on the earlier of the eighteen-month anniversary of the initial issuance date or 60 days following the date the Company publicly announces positive biodistribution data for AM-401 or AM-411 nanoparticles. The Series A-2 common warrants have an exercise price of $0.72 per share, are immediately exercisable upon issuance and will expire on the earlier of the five-year anniversary of the initial issuance date or six months following the date the Company publicly announces the entry into one or more agreements relating to the further development and commercialization for AM-401 or AM-411, provided at least one such agreement covers a territory that includes all or a part of the European Union or the United States. The offering closed on September 19, 2024. HC Wainwright acted as placement agent. The net proceeds to the Company were $3.3 million.

In connection with the public offering, the Company agreed to amend the terms of certain of its outstanding warrants held by certain significant purchasers in the offering. Under the amendment, the exercise price on 555,556 warrants was lowered from $9.00 per common share to the exercise prices of the newly issued Series A-1 and Series A-2 common warrants, i.e. to $0.72 per common share, and their duration was extended from July 10, 2028 to September 19, 2029.